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                                                 Exhibit 10.A


                     SUBSCRIPTION AGREEMENT


            Subscription Agreement dated as of January 15, 1997, among Gretag AG, Dr. Eduard M. Brunner, William J. Recker, Dr. Hans R. Zulliger, Kollmorgen Corporation, Gretag-Macbeth Holding AG, incorporated by reference to EX-10(A) of the Form SE filed by Federal Express on January 31, 1997.